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Contract for the rendering of professional services between
GLOBAL DATATEL DE COLOMBIA S.A., and
DISTRIBUIDORA DINAMICA S.A.


Between the undersigned, Jose Antonio Talledo Arana, identified as appears under his signature, acting in his condition of legal Representative of DISTRIBUIDORA DINAMICA S.A. (hereinafter DIDISA) and CARLOS MEJIA GIRALDO, identified as appears under his signature, acting his condition of Legal Representative of GLOBAL DATATEL DE COLOMBIA S.A. (hereinafter GLOBAL DATATEL), the present Contract for Rendering of Professional Services is entered for the implementation and putting in operation of the application software "SYSTEM 21", which is regulated by the terms and conditions described herein:

GLOBAL DATATEL undertakes with DIDISA to provide and to render the services referred in this Contract, under the terms and conditions agreed by the parties for the effect, and contained herein:

1. APPLICABLE DOCUMENTS

The following documents, identified as appears in this document, are incorporated herein and become part of this Contract for Rendering of Professional Services, for all its effects:

Annex 1: Plan of Activities of the Project or Chronogram

Annex 2: Process for Control of Changes.

Annex 3: Proposal for the Rendering of Services

2. PROFESSIONAL SERVICES

GLOBAL DATATEL will provide to DIDISA, during the execution of the contract, the following professional services:

a) Planning

b) Training and Advise

The services rendered by GLOBAL DATATEL will require the performance of activities in Peru and in Colombia, according to instructions by DIDISA, and subject to supervision.

2.1. DURATION OF THE CONTRACT:

With base in the scope of the Contract, the duration for the same is of 8 months, according to Chronogram (Annex 1), starting since the date of subscription of the Act of Initiation of the Project and which shall have finalized once subscribed the Act to a Acceptance of the SYSTEM by DIDISA, which implies its full satisfaction, according to the acceptance criteria defined in the Contract.

2.2. DEVELOPMENT OF THE PROJECT:

The methodology used during the Project considers a development of the same through the following faces, which can be followed both in the initial implementation and during the stage of migration between versions as well. Such methodology is reflected in the Plan Of Activities Of The Project (Annex 1) which has been defined between DIDISA and GLOBAL DATATEL.


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2.2.1 PLANNING AND DEVELOPMENTS

In this phase, GLOBAL DATATEL along with DIDISA will effect the following activities aimed at giving the project since its beginning, both the structure as the control mechanisms appropriate for its execution.

2.2.1.1 Management for coordination of the project

The activities a and b were performed and agreed previously to the subscription of the present Contract:

a) Revision of the Chronogram of the Project, with base in the plan of activities (Annex 1) of the present Contract.

b) Assignment of the human resources according to the Chronogram.

c) Definition and agreement between GLOBAL DATATEL and DIDISA about the different policies and mechanisms to be used in the project for the control of the conditions regarding the project's activities, the handling of changes, the handling of problems and the follow-up meetings.

d) To coordinate the technical resources of GLOBAL DATATEL assigned to the project.

e) To coordinate the activities for the support of DIDISA users during the execution of the different stages regarding the implementation of the system.

f) To supervise training to DIDISA users.

g) To determine with base in its experience, the need to effect modifications to the system or to the processes of DIDISA during the phase of implementation of the project.

2.1.2 Development and spatial activities

Special activities regarding technical support, conversion of data, personalization of documents or other development activities, which may be determined as necessary during the implementation phase can be developed by DIDISA but are no part of the contract.

2.2.3. Implementation

In this phase is performed the implementation of the different modules of the SYSTEM. Implementation shall be understood as the execution of the stages for each module, which are described herein, by the end of which each of such modules or group of modules (in the case that several modules are tested at a time) is or are accepted by DIDISA, thus being ready to be used in production whenever DIDISA wants to.

2.2.2.1 Education

This phase consists in the training to DIDISA users for each module, with the dedication and the resources described in the plan of activities of the project (Annex 1) and the estimation of professional services rendering contained in the final proposal (Annex story). By the end of such activities the users will have received enough information to know each module and its mode of operation. After each course an act of acceptance will be signed by DIDISA regarding the training received in such course. DIDISA will perform an evaluation of the training received by the users and from the Trainer, in order to identify deficiencies and to request from GLOBAL DATATEL the repetition of the respective subject, without additional costs, for one only time.

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2.2.2.2 Familiarization

With the activity foreseen for the familiarization phase, it is sought to reaffirm the knowledge of training for each module, deepening into the purposes, concepts, functions, possibilities and modes of operation. DIDISA users, with the participation of GLOBAL DATATEL, will perform practices individual and/or in growth to help them get used to the SYSTEM, to accommodate to its use and to achieve enough comprehension about the already mentioned purposes, concepts, functions, possibilities and modes of operation of the respective modules of the SYSTEM.

2.2.2.3 Tour

The purpose of the activity is that DIDISA, with the help of GLOBAL DATATEL, can acquire a detailed knowledge of the productivity of the SYSTEM in order to determine:

a) What are the differences between the way for processing the SYSTEM and their needs.

b) How to adapt the processes to adopt the functionality of the SYSTEM.

c) What functions will require adaptation in a posterior stage according to the Control Of Changes Procedure (Annex 3).

d) What functions can be taken advantage of immediately to operate the business as soon as each module is accepted in production.

2.2.2.4 Definitions (parametrization)

It comprises the definition by DIDISA, with the assistance of GLOBAL DATATEL, of the tables and the parameters required for the operation of each module of the SYSTEM. Likewise, it is important that DIDISA defines or modifies the processes and/or procedures of the business, with the assistance of GLOBAL DATATEL and/or SYSTEM 21, that may be required for the SYSTEM once such changes of processes or procedures are checked out, justified an approved by the direction. Upon the end of that activity, each module will be ready to be tested formally.

2.2.2.5 Tests

DIDISA with the assistance of GLOBAL DATATEL, will define the tests plan.

DIDISA will effect the acceptance tests of each module or group of modules, taking as the base real cases of tests previously dictated. These cases of test will comprise a sub-group representative of the functions by each module and its execution will permit DIDISA to determine the operation of such modules.

In addition, basic operation and technical tests will be performed by the Technical Group of the Project. Upon the successful end of the respective test for each module or group of modules, an acceptance act will be signed by DIDISA in which the part of the SYSTEM is accepted to GLOBAL DATATEL.

The previous activities: Education, Familiarization, Tour and Tests will be performed in time and with the human resources related in the Plan Of Activities Of The Project (Annex 1).

A dedication of resources from GLOBAL DATATEL to and/or from DIDISA lower than that required by the project and/or not given in the dates agreed in the Chronogram, may cause delays that will result in higher costs which will be assumed by GLOBAL DATATEL and for DIDISA according to the responsibility of each party regarding such lack, according to evaluation that for such effect will be performed by the Direction Committee.

2.2.4 Final acceptance and closing of the project

The last phase of the project is the acceptance of the services offered by GLOBAL DATATEL in the Contract. In practice, this phase is reduced to a meeting between DIDISA and GLOBAL DATATEL, in which:

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o A review is performed of the products and services that GLOBAL DATATEL has delivered to DIDISA and which DIDISA has accepted during the different phases of the development of the project and about which DIDISA has stated its full satisfaction, confirming its acceptance and as a consequence, releasing GLOBAL DATATEL of responsibility as for the Project exposed.

2.2.5 Start

Start is understood the process in which DIDISA will start its activities in a real basis through the use of the different modules, there will be an accompaniment activity through which GLOBAL DATATEL will give DIDISA the support required to perform some of these processes.

2.3.Training in the SYSTEM

The cycle of education in the SYSTEM will be performed by GLOBAL DATATEL. These courses can be held to in the premises of DIDISA, for which DIDISA shall provide the logistic facilities required to work with the users (such as computer stations, room, chairs, blackboard, paper). Each course is dictated to a group with maximum 10 people. In case DIDISA requires the course to be dictated to more people, the entire cost of the additional material will be on the account of DIDISA.

DIDISA can require additional courses for different circumstances. In those cases, GLOBAL DATATEL will invoice such courses at the fees agreed in the Contract and the expenses incurred by GLOBAL DATATEL to give such courses will be on the account of DIDISA. The list of courses with the respective duration is specified in the plan of activities of the project (Annex 1) of the Contract.

3. ORGANIZATION OF THE PROJECT

In order to satisfy the needs by DIDISA, and to make easier the implementation of the solution in the best way, and to end the project within the term agreed in the working plan, each of the parties will assign the following human resources:

3.1. By DIDISA

Manager of the project DIDISA will appoint a Manager of Project, with an estimated dedication of six hours per day during the term of execution of the project (See Annex 1 with the Plan Of Activities). His principal duties are:

a) Responsible of implementation:

b) Technical support to financial software:

c) Technical support to logistic software:

3.2 by GLOBAL DATATEL

GLOBAL DATATEL will appoint the following staff to the Project, that will be engaged in the Project and will only be modified in common agreement with DIDISA, in case of force majeure.

Coordinator of the project: Alba Lucia Hernandez

Advisors from GLOBAL DATATEL:

Technician: Mauricio Gomez

Financial: Juan Manuel Velez

Distribution: Julio Enrique Ruiz

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The dedication of the staff assigned by GLOBAL DATATEL is that stipulated in the
Final Proposal (Annex 3) and summarized in the following table:

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                                                         DURATION IN DAYS
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Education                                                28
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Familiarization and Tour                                 25
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Tests and Adjustments                                    15
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Start                                                    6
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Project Management                                       15
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TOTAL:                                                   89
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3.3 Committee of Project

This committee will hold meetings with a minimum periodicity of 15 days or less if considered necessary, in order to review the status of the Project and to take the decisions that may be necessary in order to fulfill the plan of the project. Embodied by:

By DIDISA,

Responsible of Implementation: Luis Miguel Velasquez

Responsible of Financial Software: Jose de Roy/Julio Trujillo

Responsible of Logistic Software: Georgios Patsias/Eduardo del Solar

By GLOBAL DATATEL,

Coordinator of Project: Alba Lucia Hernandez



4. RESPONSIBILITIES

Without prejudice of any other that may be established in the present Contract, the parties will have the following special responsibilities:

4.1 Responsibilities by DIDISA:

a) To assign the resources compromised by DIDISA.

b) To participate in all the follow-up meetings of the Project and to carry out opportunely the requests that may impact the working plan of the project.

c) To participate in the Committees of Direction and Control.

d) To prepare and distribute the acts of the Committees and of the meetings of the project.

4.2 Responsibilities by GLOBAL DATATEL

a) To assign the resources compromised and those considered necessary to insure the success of the Project and the complete satisfaction by DIDISA in the same conditions of price and way of payment established in the present Contract.


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b) To participate in all the follow-up meetings of the Project and to carry out opportunely the requests that may impact the working plan of the Project.

c) To supply qualified personnel to perform the duties of coordinator and adviser of GLOBAL DATATEL.

d) To document the modifications to the system.

5. PRICES AND WAY OF PAYMENT.

5.1 The Services

The estimated value of the services budgeted, according to the model 4.2 previous, for the implementation of the SYSTEM is based in the final proposal (Annex 3) and in total are:

--------------------------------------------------------------------------------
                                                       DAILY FEE US$
--------------------------------------------------------------------------------
Education                                              650.00
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Familiarization                                        650.00
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Tour                                                   650.00
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Tests and Adjustments                                  650.00
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Start                                                  650.00
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Technical Advise/Development                           650.00
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Project Management                                     650.00
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The professional services effectively rendered (Education, Familiarization, Tour
Support, Advise, Assistance in hours off-office and accompaniment to meetings of project) will be consigned in a format designed for such effect, in the moment in which the service is rendered and will be signed by an officer responsible from GLOBAL DATATEL and from DIDISA. In a monthly basis the services rendered will be invoiced (due month), plus applicable taxes and the corresponding invoice shall be paid within a maximum term of ten days. The payment will be made in U.S. dollars. It for any reason all the estimated work hours are not used as well as of services to be rendered by GLOBAL DATATEL, DIDISA shall not pay the total amount estimated of the services.

The assistance services implying a cost include the following probable activities:

o Additional accompaniment to that indicated in the final proposal (Annex 3)

o Definition of processes and special forms.

o Participation of the officials by GLOBAL DATATEL in the follow-up meetings of the Project.

o Assistance in conversion of files and in loading of data.

o Advise in industrial automation and MRP II systems.

o Analysis, design and programming, around the products offered by JBA.

In case that DIDISA may require from GLOBAL DATATEL services additional to those indicated in the contract and also additional to the services required for the


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implementation process of System 21, for example needs for re-education for reasons not attributable to GLOBAL DATATEL, these services will be charged at the fees in force in the list of prices of GLOBAL DATATEL, in the moment of the rendering of such service.

6. ASSORTED

6.1 Fulfillment warranty

GLOBAL DATATEL undertakes to constitute in benefit and to satisfaction of DIDISA, within the 20 days following the date of subscription of the present contract, in an insurance company legally established in Colombia and with applicability into an insurance policy with an insured amount equivalent to 20% of the estimated amount of the present Contract, in order to guarantee the payment of the default of the obligations of the Contract, in effect for a term of 8 months, starting since the subscription date.

6.2 Confidentiality

GLOBAL DATATEL undertakes to keep, and that its officials involved in the execution of the present Contract, keep absolute reserve about any kind of information, policy, process or operation which may have been disclosed to them by DIDISA for the effects of presentation of its offer of services and the final proposal or whatever is released to them during the execution of the present Contract, and as a consequence GLOBAL DATATEL compromises not to reproduce, or keep, and so to return as soon as these are not required any longer, any document or information released to it, in the measure that its consultation is not necessary for the execution of the object agreed herein.

6.3 Resolution Of Conflicts

a) TECHNICAL ARBITRATION: Any divergence arisen between the parties, as for any technical aspect, which can not be resolved in a friendly and direct way between the parties, will be submitted to a technical arbitration tribunal, conformed by two technicians with expertise in the matter, who will be appointed by the parties, one for each of these. If this procedure does not provide results, the compromise clauses herein agreed will be applied.

6.4 NOTIFICATIONS:

Notifications: without prejudice of any stipulation on the contrary, agreed in the same Contract, for the development of the special activities object of the same, any notification in the development of the present Contract shall be directed in writing to the other party and delivered in person or sent by mail, to the officials identified herein, and delivered to the following address:

If to DIDISA:

Sancho de Rivera 1184, Cercado

Lima, Peru

If to GLOBAL DATATEL,

Carrera 19 #89-36

Santafe de Bogota D.C. - Colombia

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As evidence the present contract is subscribed on June 18, 1999.


DIDISA                 GLOBAL DATATEL DE COLOMBIA

JOSE ANTONIO TALLEDO   CARLOS MEJ1A GIRALDO

L.E. No. 08222328      C.C. No. 10220623

General Manager        General Manager.

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